LEGG MASON PARTNERS VARIABLE INCOME TRUST

SUPPLEMENT DATED JANUARY 24, 2008

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2007

OF

LEGG MASON PARTNERS VARIABLE HIGH INCOME PORTFOLIO

Effective February 28, 2008, the Prospectus and Statement of Additional Information, respectively, of the fund, will be amended by deleting the restriction against the fund’s investing more than 20% of its assets in securities rated lower than B by Moody’s Investors Services, Inc. or the equivalent by Standard & Poor’s, a Division of the McGraw-Hill Companies, Inc., or unrated securities of comparable quality.

The fund will continue to invest, under normal market conditions, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in high yield corporate debt obligations and preferred stock of U.S. and foreign issuers or other investments with similar economic characteristics.

FDXX010679